SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 18 – SUBSEQUENT EVENTS

We have evaluated all events or transactions that occurred after December 31, 2017 up through the date we issued the consolidated financial statements.

On July 19, 2017, we entered into a Share Exchange Agreement with the shareholders of America-Asia Diabetes Research Foundation, a California corporation that owns 90.27% of the equity interests of San MediTech (Huzhou) Co. Ltd., a China-based medical device company engaged in the research, development and marketing of glucose control products. Pursuant to the Share Exchange Agreement, we agreed to acquire all of the issued and outstanding equity interests of America-Asia Diabetes Research Foundation in exchange for 81,243,000 of our ordinary shares. Upon completion of the Acquisition, we would indirectly own 90.27% of San MediTech. In connection with the Acquisition, we agreed to sell our existing pre-stressed steel manufacturing business, including all existing liabilities, immediately following the completion of the Acquisition. An entity affiliated with Dr. Liang Tang, our Chairman, agreed to acquire all of the equity of our wholly-owned subsidiary, which indirectly owns all of our existing operating subsidiaries, in exchange for the forfeiture and cancellation of all 11,850,000 ordinary shares currently held by Dr. Tang (the “Sale Transaction”). On May 4, 2018, the shareholders of America-Asia Diabetes Research Foundation breached the Share Exchange Agreement and as a result, the Share Exchange Agreement and the Sale Transaction have been terminated.